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                             CONFIDENTIAL TREATMENT

                                  Exhibit 10.17
                              Development Agreement

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SVI, INC.                                                 CONFIDENTIAL TREATMENT
DEVELOPMENT AGREEMENT

This DEVELOPMENT AGREEMENT ("AGREEMENT") is entered into as of this 29th day of May, 2002 ("EFFECTIVE DATE"), between SVI SOLUTIONS, INC. ("SVI"), a Delaware corporation located at 5607 Palmer Way, Carlsbad, CA 92008, on behalf of itself and its subsidiaries (collectively "SVI"), and Toys "R" Us, Inc. ("CUSTOMER"), a Delaware corporation located at 461 From Road, Paramus, NJ, 07652.

This Agreement sets forth the terms and conditions by which SVI will license, develop and install Software and provide other Professional Services to Customer. Any capitalized terms in this Agreement shall have the same meaning as defined in this Agreement, including the Exhibits attached hereto.

This Agreement consists of this document and the following exhibits that are incorporated herein by reference (the "EXHIBITS").

Exhibits

1        Professional Services and Module Delivery Schedule

2        Allocated Resources

3        Documentation

4        SVI's Standard Professional Rates

5        Services

_______________________________________________________________________________

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                                                          CONFIDENTIAL TREATMENT


1.       EFFECTIVE DATE, TERM AND TERMINATION:

         1.1 The effective date ("EFFECTIVE DATE") of this Agreement shall be the date first above written.

         1.2 The term of this Agreement ("TERM") commences on the Effective Date, and unless the Agreement is terminated pursuant to
                  Section 1.3 or 1.4, it shall continue in force until "Completion Date" (as defined in Section 3.2).

         1.3 Each party may terminate this Agreement (effective immediately upon written notice) if the other party materially breaches any provision of this Agreement if such breach continues and is not cured within [***] after written notice thereof by the non-breaching party, including the nature of the breach upon which such notice is based. SVI may terminate this Agreement upon written notice to Customer if Customer fails to pay, within [***] of a Payment Date, any amount payable hereunder. SVI may suspend its performance of services under the terms of this Agreement pending receipt of such payment. Any such termination by SVI shall not affect SVI and Customer's respective rights with respect to any Deliverables and/or Professional Services delivered or performed and fully paid during the Term.

         1.4 Customer may terminate this Agreement during the Term (a) upon written notice to SVI after [***] prior written notice, provided that Customer shall remain obligated to pay to SVI all amounts due SVI to such termination date (b) upon [***] written notice to SVI after a change of control (as defined in Section 13.1), or (c) on the occurrence of any of the following: (i) an assignment by SVI for the benefit of creditors; (ii) the appointment of a trustee or receiver for substantially all of SVI's assets; or (iii) to the extent termination is enforceable under the U.S. Bankruptcy Code, a proceeding in bankruptcy is instituted against SVI which is acquiesced in, is not dismissed within [***], or results in an adjudication of bankruptcy.

         1.5 After expiration or termination of this Agreement for any reason, other than related to Customer's breach, SVI shall promptly deliver any partially-created Deliverable that exists as of the expiration or termination date; provided that Customer pays SVI all amounts then due SVI. Upon delivery, such Deliverable shall be considered a "Deliverable" for all purposes hereunder.

         1.6 Subject to each party's rights, remedies and defenses relating to any breach by the other party, the provisions of Sections 1.5, 1.6, 6 (with respect to Deliverables delivered in the Term, subject to Section 1.5), 9.1 (with respect to fees accrued prior to expiration or termination), 9.3, 12.2(a), 12.3-12.7, 14-33 shall survive expiration or termination of this Agreement (including the Revenue Sharing Term in Section 17.1) for any reason.

[***] = Confidential Treatment Requested

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                                                          CONFIDENTIAL TREATMENT


2.       DEFINITIONS:

         2.1 "AFFILIATE" means any person or entity that (i) controls, or is under common control with, or is controlled by, Customer, or (ii) has entered into an agreement with Customer (including without limitation a joint venture agreement) for the purpose of conducting Licensed Toys "R" Us Operations. As used in this definition, "control" means an equity ownership of at least fifty (50) percent.

         2.2 "ALLOCATED RESOURCES" means such qualified personnel of SVI that are necessary to enable SVI to perform all Professional Services hereunder in a competent and timely manner, but which shall not be utilized exclusively to Professional Services. The current list of Allocated Resources is set forth on
                  EXHIBIT 2 hereto.

         2.3 "DELIVERABLES" shall mean such Software and related Documentation that SVI is required to deliver to Customer under this Agreement.

         2.4 "DOCUMENTATION" shall mean such documentation in any form or media that SVI reasonably determines is necessary or desirable to enable Customer to use the Software and/or any available Updates thereto, including without limitation the documentation described on EXHIBIT 3 hereto.

         2.5 "LICENSED TOYS "R" US OPERATIONS" means any retail operations by a third party authorized to use the "Toys "R" Us" brand name, or any other store name or trade name used by Customer or an Affiliate, whether in English or a different language.

         2.6 "PROFESSIONAL SERVICES" shall be the types of services offered by SVI as described in Section 3.1 below.

         2.7 "SOFTWARE" shall mean the software and related items as described in EXHIBIT 1 and delivered to Customer under this Agreement.

         2.8 "UPDATES" shall mean modifications, debugging, fixes, updates, upgrades, enhancements, improvements and derivative works to the Software, which shall be included in the definition of "Software" hereunder upon delivery of such Updates to Customer.

3.       OBLIGATIONS OF SVI:

         3.1 SVI will provide Customer with the Allocated Resources which SVI determines to be reasonably necessary based on its prior experience for the purpose of developing the Software by the dates specified in EXHIBIT 1 and performing SVI's customary services for Customer or its employees concerning the use of the Software. The customary services provided by SVI include, but are not limited to the services listed on EXHIBIT 5 hereto, training applicable Customer's employees, answering Customer's questions via teleconference and e-mail, and producing work product reasonably consistent with producing the Software and as reasonably requested by Customer to document the results of visits, sessions or teleconferences

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                                                          CONFIDENTIAL TREATMENT


                  within the scope and in the manner customarily provided by SVI to comparable customers (such services to be performed hereunder, the "PROFESSIONAL SERVICES"). SVI shall exercise its commercially reasonable best efforts in providing such services.

         3.2      SVI shall meet all deadlines and delivery dates specified on
                  EXHIBIT 1 hereto, and as later agreed by the parties, with respect to all Software and Updates, except to the extent delay is caused by Customer, its employees, agents, officers, Affiliates or Licensed Toys "R" Us Operations or factors beyond SVI's control constituting a Force Majeure in accordance with the terms of Section 25. Subject to the foregoing, SVI agrees that the following deadlines are material, and that time and strict performance are of the essence with respect thereto: (i) [***] for the delivery of the Deliverables relating to Customer's operations in the United Kingdom or Canada (as determined by Customer) ("FIRST COUNTRY"); and (ii) [***] for the delivery of the Deliverables relating to Customer's operations in Japan (or such other country as agreed in writing by Customer and SVI) and live production in such country ("SECOND COUNTRY"). The delivery date in Clause (ii) of this Section 3.2, any mutually-agreed extension thereof, or any later date caused by Customer, its employees, agents, officers, Affiliates or Licensed Toys "R" Us Operations shall be the "COMPLETION DATE" hereunder.

4.       PROFESSIONAL SERVICES:

         4.1 SVI will use commercially reasonable efforts to make Allocated Resources available when Customer requests them, subject to reasonable limitations as may be reasonably determined by SVI (including without limitation absences due to health reasons and vacation). SVI agrees that the Customer will always have first priority access to available resources. SVI will use commercially reasonable efforts to accommodate Customer's needs as promptly as reasonably practicable if the Allocated Resources or those qualified to provide the services are not immediately available when Customer requests them.

         4.2 Any fees for the Allocated Resources for Professional Services described in EXHIBIT 1 are included within the fees set forth in Section 9, except to the extent of changes authorized by Customer under this Agreement.

5.       WORK AUTHORIZATION:

         5.1 Requests for visits to Customer's location or requests for services to be performed at a SVI site must be made by Customer in writing or by e-mail. Before an SVI representative travels or begins Professional Services on Customer's behalf, SVI will ask for written or e-mail confirmation of Customer's request on a quarterly basis describing generally SVI's estimated anticipated travel and payment requirements. Customer will not be invoiced for out-of-pocket expenses and travel expenses for services that Customer has not approved or confirmed and SVI will not travel or perform any services until Customer has given SVI such approval or confirmation.

[***] = Confidential Treatment Requested

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                                                          CONFIDENTIAL TREATMENT


         5.2 Change orders or requests may be made by Customer in writing or by e-mail. All such changes must detail the proposed change, the reasons for the change and its perceived impact on other services to be performed by SVI. Within 15 days following receipt of any change pursuant to this Section, SVI shall notify Customer in writing or by e-mail of the estimated effect such change will have on the cost and timing of services to be provided hereunder.

6.       LICENSE:

         6.1 SVI grants to Customer a perpetual, worldwide, non-transferable, non-exclusive right and license, in all cases for Customer's internal purposes only, to use, copy, distribute, publish, display, perform and make Updates to the Deliverables. Such license covers all (i) patents, copyrights, trade secrets and other intellectual property rights, (ii) object code and all Source Materials (as defined in Section
                  6.2 and subject to Section 6.2), and (iii) third-party rights relating to the Deliverables, if any.

         6.2 As soon as possible after the Effective Date, but in no event more than [***] thereafter, SVI shall deposit with a mutually-agreeable escrow agent a complete and accurate copy of any then-existing software, including the source code, and any related commentary, explanation, flow charts, descriptions, memory, overlay maps and other documentation required for Customer to use the Software relating to any Deliverable not yet delivered to Customer for its intended purpose ("SOURCE MATERIALS"). [***] shall be borne equally by the parties. SVI and the escrow agent (and Customer, at its option) shall execute an escrow agreement to govern the parties' escrow arrangement. The parties intend and agree that such escrow agreement shall be an "agreement supplementary to" the intellectual property licenses in Section 6.1 as provided in Section 365(n) of the title 11 of Chapter 11 of the United States Code (the "Bankruptcy Code"). During the Term, SVI shall deposit all material Updates to the applicable Source Materials with the escrow agent promptly after their creation. The terms of the escrow agreement shall be agreed to in good faith by the parties and, unless otherwise agreed by the parties, shall be substantially in the form of the escrow agent's standard form agreement for comparable parties. SVI shall deliver all related Source Materials to Customer simultaneously with its delivery of any Deliverable, at which point the escrow agreement shall terminate with respect to such delivered Source Materials.

         6.3      [***]

[***] = Confidential Treatment Requested

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         6.4      [***]

         6.5 In order to protect SVI's trade secrets and copyrights in the Deliverables and any Updates, Customer agrees to reproduce and incorporate SVI's copyright notice below in any copies made by Customer, including partial copies in any form: [Program property of SVI, Inc. This work contains trade secrets deemed valuable and proprietary to SVI. Unauthorized use is prohibited. (C) [year of publication] SVI, Inc. All rights reserved.]

         6.6 Upon Customer's request, SVI will ship any Deliverables to Customer's installation address(es) as specified by Customer in writing. Customer will be responsible for paying all delivery expenses, taxes, tariffs and duties related to the distribution and shipment of Deliverables to its multiple locations, but in no event shall Customer be responsible for the payment of SVI's taxes on its income.

         6.7 SVI shall deliver the Deliverables to Customer in accordance with the Schedule set forth in EXHIBIT 1. SVI shall ensure that Customer's project or account manager in Section 11.1 is notified of such delivery. Customer shall evaluate the applicable Deliverable and, if Customer accepts the Deliverable, shall submit a written acceptance to SVI (an "ACCEPTANCE NOTICE") within [***]after Customer's receipt of the applicable Deliverable. If Customer does not timely deliver an Acceptance Notice, SVI shall send a second notice to both the above project or account manager and to the notice recipient provided in Section 34. Customer shall have[***]working days after receipt of such notice to send SVI a notice specifying in detail the basis for rejection of the applicable Deliverable (a "REJECTION NOTICE"). If such Rejection Notice is not sent within such specified time period, the applicable Deliverable shall be deemed accepted. Customer shall not unreasonably withhold its acceptance. If Customer timely rejects a Deliverable in accordance with this
                  Section 6.7, then SVI shall promptly correct the applicable Deliverable, as specified in the Rejection Notice, within[***]following SVI's receipt of such Rejection Notice. After the delivery of the corrected Deliverable, the same procedures specified above shall apply for the required Acceptance Notice or Rejection Notice relating thereto. [***] All Deliverables delivered to Customer prior to execution of this Agreement shall be deemed accepted by Customer, with the Acceptance Notice deemed given as of the date of each delivery.

[***] = Confidential Treatment Requested

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         6.8      Customer shall be responsible for procuring, installing, and maintaining all equipment, telephone lines, communications interfaces, and other hardware (other than the hardware constituting the program control center maintained at SVI's facilities) necessary to use the Deliverables, PROVIDED THAT SVI shall provide all reasonably necessary information and cooperation to Customer in connection with the foregoing.

         6.9 All Software, any Updates and all copies thereof are the intellectual property of SVI. All applicable proprietary and intellectual property rights, copyrights, trademarks, and trade secrets in the Software are and will remain with and in SVI. Except as contemplated in this Agreement, Customer shall not sell, transfer, publish, disclose, display or otherwise make available any Software, Updates or copies thereof to others. Customer shall own all physical and tangible items comprising the Deliverables and all information stored or cached therein or transmitted, processed or routed thereby. Customer agrees that the Software, Updates and copies thereof shall be deemed "Confidential Information" in accordance with
                  Section 14.

                  6.9.1 All applicable proprietary and intellectual property rights, copyrights, trademarks and trade secrets in all Documentation shall remain with SVI. Customer agrees to:

                                    (i) secure and protect the confidentiality
                           of any Confidential Information in such Documentation in accordance with Section 14;

                                    (ii) not copy any Confidential Information
                           in such Documentation except in accordance with
                           Section 14;

                                    (iii) use such Documentation only as
                           permitted by this Agreement (including Sections 6.1 and 6.2 and Section 14); and

                                    (iv) not sell, transfer or otherwise make
                           such documentation available to others, except as permitted by this Agreement (including Sections 6.1 and 6.2 and Section 14).

         6.10 Customer understands that the Software may be protected by a security program (the "SECURITY PROGRAM") that will render the Software unusable. Customer understands that if Customer materially breaches the conditions of this Agreement and does not cure such breach after thirty (30) days notice (unless Customer has applied to a court of competent jurisdiction within such timeframe and obtained an order for injunctive relief) or deliberately tampers with the Security Program, SVI shall have the right to activate the Security Program upon notice to Customer. Customer further understands that, in the event of such activation, SVI must be contacted to restore access to the Software. SVI will use its best efforts to send Customer, within one full business day of notification from

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                  Customer, a new key that will provide access to the Software in any location of Customer or any of its Sublicensees. SVI represents and warrants that the Security Program (a) will not inhibit, in any way, Customer or its Sublicensees' use of the Software or their ability to modify the Software and (b) has the sole purpose and capability of enabling SVI to prevent, and will not be used by or on behalf of SVI except to prevent, Customer's use of the Software in the event that Customer (i) is in material breach of this Agreement and fails to cure such default within the applicable cure period (unless Customer has applied to a court of competent jurisdiction within such time period and obtained an order for injunctive relief); or (ii) deliberately tampers with the Security Program. SVI shall disable the Security Program (a) with respect to any Deliverable, once SVI has been fully paid for such Deliverable; and (b) with respect to all Deliverables, at the expiration or termination of the Term for any reason.

         6.11 Unless the parties later agree otherwise in a separate maintenance agreement pursuant to Section 9.2, SVI will, at no additional charge to Customer, (i) support all applicable Deliverables throughout the Term on SVI's Specified CPU and
                  (ii) provide any Updates to the Deliverables that SVI creates throughout the Term, in accordance with SVI's customary practices and procedures. SVI will notify Customer in writing of any material changes to the Specified CPUs promptly upon becoming aware of such change.

         6.12 SVI will not be responsible for any Software problems resulting directly or indirectly from (i) Customer modifications to the Software not performed at SVI's direction or supervision, (ii) incompatibility of any equipment not specified as compatible or approved by SVI, or (iii) the installation of any Software or Updates that is not by or on behalf of SVI or its authorized agents.

         6.13 SVI will not be responsible for any Software problems resulting from (i) Customer modifications to the Software not performed at SVI's direction or supervision, (ii) incompatibility of any equipment not specified as compatible or approved by SVI, or (iii) the installation of any Software or Updates that is not by or on behalf of SVI or its authorized agents.

7.       WORK AUTHORIZATION:

         7.1 Requests for visits to Customer's location or requests for services to be performed by an SVI site must be made by Customer in writing or by e-mail. Before an SVI Retail representative travels or begins work on Customer's behalf, SVI will ask for written or e-mail confirmation of Customer's request. Unless specifically indicated otherwise in this Agreement, Customer will not be charged for fees and expenses for services that Customer has not approved and SVI will not travel or perform any services until Customer has given SVI such approval. Customer shall not delay or unreasonably withhold its approvals.

         7.2 Change orders or requests may be made by Customer in writing or by e-mail. All such changes must detail the proposed change, the reasons for the change and its perceived impact on

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                  other services to be performed by SVI. Within fifteen (15)
                  days following receipt of any change pursuant to this Section, SVI shall notify Customer in writing or by e-mail of the estimate effect such change will have on the cost and timing of services to be provided hereunder.

8.       TRAVEL EXPENSES:

         8.1 In scheduling a visit to Customer's location, SVI shall attempt to work with Customer so that the time SVI spends is used effectively. SVI will assign its personnel based upon the services to be performed, upon an ongoing analysis of Customer's needs and upon Customer's approval. There may be one of SVI's employees at Customer's site on some occasions and more than one at other times. For this reason, and because of the varying lengths of stay, expenses will vary from visit to visit.

         8.2 Expenses shall be limited as follows: (i) airfare - round trip airfare (regular unrestricted coach for domestic flights and for international flights other than U.S./Asia Pacific flights and business class solely for U.S./Asia Pacific flights), (ii) hotel accommodations (Holiday Inn, Radisson or equivalent in the United Kingdom and Europe and Renaissance and Intercontinental or equivalent in Asia-Pacific), and (iii) meals and ground transportation (car rental, taxi, train, ferry, parking, etc.). Any lost deposits or penalties that are incurred as a result of Customer's canceling a visit after having confirmed it will be billed to Customer, provided that SVI shall use commercially reasonable best efforts to mitigate any such losses.

         8.3 Since SVI's employees might visit more than one user site during a trip, it is possible that Customer will be billed for only a portion of the related expenses. The portion paid by Customer in such a case will be calculated by dividing the number of hours spent at Customer's site by the total number of hours for all users visited during the trip, and then applying this ratio to any common expenses incurred, such as airfare.

         8.4 The amount Customer will be charged for travel expenses will be determined by the going rates for services in Customer's area. SVI employees will make their own arrangements and submit expense claims to SVI. Customer will be billed for each visit. Copies of completed, approved by SVI management travel expense reports will accompany all travel expense invoices. All invoices submitted to Customer will conform to Customer's Travel Reimbursement Policy requirements.

         8.5 For the avoidance of doubt, (i) all travel expenses in Section 8 are subject to Section 9.1(c) hereunder, and (ii) Customer shall not be billed on an hourly basis for any travel time.

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                                                          CONFIDENTIAL TREATMENT


9.       PAYMENTS:

         9.1 Except as otherwise specified herein, SVI shall invoice Customer for all fees payable under this Agreement, and Customer shall pay such amounts within [***] thereafter. Any amount not paid within [***] after the invoice date shall bear interest at the lesser of [***] percent [***] per month or the highest rate allowed by applicable law. The fees payable to SVI are as follows and are payable according to the following schedule:

                  9.1.1 For Software and Professional Services (other than support), payments shall be paid by Customer to SVI [***] follows: [***] The amounts payable in accordance with this Section 9.1.1. may be adjusted if the description, nature, scope or extent of Professional Services or Software changes as necessary to comply with Customer's written requirements as agreed to by SVI in writing. All such amounts shall be based upon the rates indicated in
                           EXHIBIT 2 hereto.

                  9.1.2 For travel and expenses, monthly payments for expenses actually incurred in the previous month, [***] during the Term.

                  9.1.3 For support, [***] in total over the Term payable as follows:

         9.2 Customer shall have the right, at its sole option, to enter into a maintenance agreement with SVI in accordance with SVI's prevailing standard, terms and conditions governing the provision of support after the [***] periods in Section 12.3. Customer shall notify SVI of its intent to enter into such agreement within [***]

[***] = Confidential Treatment Requested

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                                                          CONFIDENTIAL TREATMENT


10.      TIME AND COSTS:

         10.1 SVI will not be responsible for any errors or omissions in information, data or services provided by Customer or by third parties hired by Customer to act on Customer's behalf.

11.      PROJECT STAFF:

         11.1 Each party to this Agreement shall appoint a project or account manager who will be responsible for representing that party in connection with the services under this Agreement. SVI's account manager shall devote adequate time to the services performed hereunder and shall have the authority and responsibility for the planning, control and scheduling of all effort and resources in connection with SVI's work under this Agreement. Customer's project manager will have responsibility for all planning, control and scheduling of effort and resources required to be provided or made available by Customer under this Agreement. The Chief Executive Officer of SVI Holdings, Inc. shall confer with Customer's project manager on a weekly basis to discuss the services provided hereunder.

         11.2 Each party will endeavor to ensure continuity of its key staff on the project but reserves the right to make changes if necessary including, due to circumstances beyond its control. Should it become necessary for either party to replace any key member of its staff involved in the performance of work under this Agreement, the affected party shall notify the other and will provide a suitably qualified and experienced replacement member of staff with as similar a level of skill and experience to the replaced member of staff as is reasonably possible.

         11.3 SVI warrants that any staff assigned to provide services to Customer under this Agreement shall possess such skill and experience as is necessary for the proper performance of those services.

         11.4 Customer has the right to reject any employee SVI assigns to work on Customer's behalf with the understanding that other employees might not be available to take their place on short notice which may result in delays.

         11.5 SVI warrants that given adequate notice, it will use commercially reasonable best efforts to make available the number of SVI employees Customer reasonably requests for the time period Customer reasonably requests.

         11.6 SVI may employ outside contractors to perform the Professional Services hereunder, PROVIDED THAT SVI remains liable in all respects under this Agreement for such third parties' performance.

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                                                          CONFIDENTIAL TREATMENT


12. REPRESENTATIONS/WARRANTIES/DISCLAIMERS/LIMITATION OF LIABILITY:

         12.1 Each party represents, warrants and covenants that: (i) it is a corporation duly incorporated and validly existing and in good standing under the laws of its respective state of incorporation; (ii) it has all necessary corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby; (iii) it has taken all corporate action necessary to execute and deliver this Agreement, to consummate the transactions contemplated hereby; and to perform its obligations hereunder; (iv) this Agreement has been duly executed and delivered by both parties; (v) it is aware of no obligation, legal or otherwise, which is inconsistent with its obligations under this Agreement; and (vi) performance of its obligations under this Agreement will not violate any law, rule, regulation, or any proprietary or other right of a third party.

         12.2     SVI represents, warrants and covenants that:

                  12.2.1 it is sole owner of, or has obtained all necessary rights to use and for Customer to use all intellectual property and other rights relating to the Deliverables, the Professional Services and SVI's performance of its obligations hereunder, and Customer's use of the foregoing hereunder shall not infringe or violate any rights of a third party;

                  12.2.2 it shall (i) be responsible in all respects for the performance of its own personnel hereunder, including but not limited to any liability arising out of such performance, and for maintaining any insurance policies relating thereto; (ii) comply with all laws, statutes, rules, regulations and reputable business practice in its performance of all of its obligations hereunder; and (iii) obtain all consents, permits, licenses and approvals (including work permits or visa applications) that may be necessary or expedient for performing all of its obligations hereunder;

                  12.2.3   [***]

                  12.2.4 the Deliverables will substantially conform to and comply with their specifications, be operational and fit for their intended purpose as identified in the specifications and/or Documentation.

         12.3 If at any time during the first [***]from the date of each Acceptance Notice, Customer notifies SVI that any applicable Deliverable covered thereby has a defect which causes data corruption or program failures ("DEFECT"), SVI shall use reasonable best efforts to remedy the foregoing, free of charge, within [***](or a mutually-agreed extension of time). [***]

[***] = Confidential Treatment Requested

                                                          CONFIDENTIAL TREATMENT


         12.4 If at any time after the first [***] from the date of an Acceptance Notice, Customer notifies SVI that any applicable Deliverable has a Defect, SVI shall use reasonable best efforts to remedy such Defect within [***](or a mutually-agreed extension of time), at SVI's standard professional rates (as set forth on EXHIBIT 4) for performing such services. Notwithstanding the foregoing, if Customer and SVI have entered into a maintenance agreement pursuant to
                  Section 9.3, the terms of that maintenance agreement shall supersede this Section 12.4.[***] EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, SVI EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES CONCERNING THE SOFTWARE AND/OR THE SERVICES TO BE RENDERED HEREUNDER, WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         12.5 EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, SVI EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES CONCERNING THE SOFTWARE AND/OR THE SERVICES TO BE RENDERED HEREUNDER, WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         12.6 Except with respect to the parties' indemnification obligations hereunder, (i) in no event shall either party's cumulative liability for any claim arising in connection with this Agreement exceed the total fees and charges paid to SVI by Customer from the preceding [***] before the Effective Date until the expiration or termination of the Term; or (ii) in no event shall either party be liable for any indirect, consequential, special, exemplary, or incidental damages of whatever kind arising out of its performance hereunder.

         12.7 No action, whether based in contract, strict liability, or tort, including any action based on negligence, arising out of the performance of services under this Agreement, may be brought by either party more than one year after such cause of action accrued.

13.      ASSIGNMENT:

         13.1 Neither party shall assign any of its obligations under this Agreement without the prior written consent of the other party, including any assignment (whether actual, implied or DE FACTO) in the event of a party's "change of control." "Change of control" means either (i) the sale or transfer of all or substantially all of a party's assets to any person or group of persons; or (ii) the acquisition of a party by another person by means of any transaction or series of related transactions (including any reorganization, merger or consolidation, whether of a party with or into any other person or persons or of any other person or persons with or into a party). The sole and exclusive remedy for a change of control shall be as set forth in Section 1.4(b) above.

[***] = Confidential Treatment Requested

                                                          CONFIDENTIAL TREATMENT


         13.2 The parties agree that this Agreement shall be deemed an Agreement for the personal services of SVI and, to the fullest extent permitted by law, shall not be assumable and/or assignable by SVI in bankruptcy without Customer's prior consent.

         13.3 Any purported assignment by either party in violation of the foregoing shall be null and VOID AB INITIO and of no force or effect. In the event of a permitted assignment hereunder, this Agreement shall be binding upon the parties and their permitted assigns.

14.      CONFIDENTIALITY:

         14.1 It is anticipated that Customer and SVI, in the course of carrying out their respective responsibilities under this Agreement, will consult with the other party's personnel about, or receive certain of, the other party's confidential business and technical information ("CONFIDENTIAL Information"). Customer and SVI agree to keep confidential and, without the other party's prior written consent, will not use and will not disclose to any person or entity, other than its employees (and consultants or third-party service providers, subject to reasonable confidentiality agreements) who reasonably need to know same to perform such party's obligations hereunder, any Confidential Information.

         14.2 The foregoing obligations of this Section 11 will not apply to any information or data that (1) at the time of disclosure or use by the recipient is known or available to the general public by publication or otherwise (other than as a result of a breach of this Section 11); (2) is known by the recipient at the time of receiving such information; (3) is made public by the disclosing party; (4) is developed independently by the recipient prior to the date of disclosure by the disclosing party; (5) is acquired by the recipient from a third party who independently and rightfully developed or acquired the information or data and was under no duty to refrain from its disclosure; or (6) is required to be disclosed by law, court order, regulation or judicial process, PROVIDED THAT the receiving party shall give prompt notice of any such requirement to the disclosing party, disclose no more information than is so required and cooperate with all efforts by the disclosing party to receive a protective order or similar confidential treatment.

         14.3 Customer shall not, and shall not allow any other party to, reverse assemble or reverse compile the Software for any purpose, except as permitted by this Agreement (including
                  Section 6.2).

         14.4 Either Customer or SVI may specifically enforce any agreement contained in this Section 14 through an injunction or otherwise (in accordance with Sections 22 and 26), in the event of breach or threatened breach by the other. Such remedies will be in addition to all others that may be available.

                                                          CONFIDENTIAL TREATMENT


15. NON-SOLICITATION OF STAFF:

         15.1 During the Term and for a period of [***] thereafter, neither party shall solicit for employment any employee of the other engaged in the performance of this Agreement unless agreed in writing by the other party. Notwithstanding the foregoing, Customer may immediately solicit for employment any employee of SVI or its Affiliates if this Agreement or another Transaction Document (as defined in the Purchase Agreement between the parties of even date herewith) is terminated for SVI's breach or liquidation (but not reorganization) in bankruptcy. "Solicit" shall not include offers of employment or recruitment to the general public or industry, to which a party's employee may respond of his or her own volition without violating this Section 15.1, or any receipt of employment inquires by the other party's employee of such employee's own initiative and volition.

         15.2 Each party's estimate of the damage that a breach of the above paragraph would have upon its business is herein quantified as liquidated damages in the amount of prior years' total compensation for the individual in question. Each party accepts that these are reasonable estimates of loss and agrees to pay the same upon demand in the event of its breach of this clause.

16.      NO WAIVER:

         The waiver by either party of a particular breach of this Agreement by the other shall not be construed or constitute a continuing waiver of such breach or of other breaches of the same or other provisions of this Agreement.

17.      REVENUE SHARING:

         17.1 Providing this Agreement shall not have been terminated by SVI pursuant to Section 1.3 or by Customer pursuant to Section 1.4(a), in either case prior to the Completion Date, SVI shall pay Customer a [***] royalty on all license fees (domestic and international) actually received by SVI, its Affiliates and/or designees (other than from Customer) for SVI's grant of licenses for the Software during the[***]following the first date that either of Customer's First Country or Second Country operations are making full-time commercial use of all Deliverables, in each case with third parties that did not have agreements with SVI relating to the Software or other software designed to accomplish substantially similar functions prior to the Completion Date (such time period, the "REVENUE SHARING TERM"). Such royalty payment shall be due within[***] after SVI receives payment from any third party hereunder. License fees shall exclude (a) credits or discounts provided currently or subsequently to such customers with respect to such Software, including, without limitation, for
                  (i) advertising allowances, promotional allowances, and/or mark-down allowances, (ii) returned Software and (iii) claims or allowances of customers allowed by SVI for any reason, (b) sales, use, excise, value-added and similar taxes or duties [***] imposed on the foregoing licenses of the Software, and
                  (c) shipping costs related to products shipped by SVI to customers.

[***] = Confidential Treatment Requested

                                                          CONFIDENTIAL TREATMENT


         17.2. During the revenue sharing term and for [***] thereafter, SVI shall keep full, true and accurate books and records relating to the payments due under section 14.1. Customer (or a reasonable designee) has the right to audit and inspect such books and records on SVI's premises (or at any other reasonable location) [***] (or more often, if reasonably justified under the circumstances), upon reasonable notice and during normal business hours. If any such audit shall find that customer has overpaid for any time-based charges, SVI shall immediately pay such amount to customer. [***]

         17.3 The parties intend and agree that this Section 17 is an "agreement supplementary to" the intellectual property licenses in Section 6.1 as provided in Section 365(n) of the Bankruptcy Code.

18.      INDEMNITY:

         18.1 Subject to the provisions of Section 12.7 above, each party agrees to indemnify, defend and hold harmless the other party and its affiliates (and Sublicensees, with respect to Customer) and their officers, directors, shareholders, employees and agents from any third party loss, claim, liability, award, judgment, damage, settlement, cost or expense (including reasonable attorney's fees and costs of suit) ("LOSS") which is directly or indirectly caused by (i) with respect to either party, its breach of any representation, warranty or covenant or failure to perform any obligation under this Agreement, except to the extent covered by the other party's indemnity obligations hereunder; or (ii) with respect to SVI, its activities pursuant to Section 17.1.

         18.2 The indemnified party agrees to notify the indemnifying party promptly of any potential indemnified claim and to cooperate fully with the indemnifying party, at the indemnifying party's expense, in the defense and settlement thereof. Neither party shall settle or compromise an indemnified claim any way that impairs or jeopardizes the other party's rights or subjects the other party to liability without such party's prior written consent, which shall not be unreasonably withheld.

         18.3 If Customer or its Sublicensees' use of one or more Deliverables infringes any patent, copyright, trade secret or other intellectual property right of a third party, SVI shall, at its sole cost and expense, either (i) acquire for Customer the right to continue to use such Deliverable in accordance with the terms hereof, or (ii) provide Customer with another software product which will perform in an equivalent manner. If one of the foregoing does not occur within a reasonable period of time, in no event longer than forty-five (45) days, then Customer shall have the right to terminate this Agreement as to the affected Deliverables (but not other Deliverables or the entire Agreement, unless the affected Deliverable

[***] = Confidential Treatment Requested

                                                          CONFIDENTIAL TREATMENT


                  substantially impairs Customer's ability to enjoy the benefits of this Agreement), and receive(a) for Deliverables on EXHIBIT 1, SCHEDULES A OR B, a PRO RATA portion of fees under Section
                  9.1.1 as indicated on such Schedules; or (b) for Deliverables on EXHIBIT 1, SCHEDULE C, the full contract amount set forth thereon plus all service fees relating to the delivery of such Deliverable. This remedy is in addition to, and not in limitation of, any other remedies Customer may have hereunder, at law or in equity. However, SVI will not be responsible for any infringement liability resulting directly or indirectly from (i) Customer modifications to the Deliverables that are not made by SVI or under its direction or with its express approval, (ii) Customer's use with the Deliverables of any equipment not specified by SVI, or (iii) any Deliverables not installed by SVI or its authorized agents or with SVI's approval.

         18.4 SVI shall maintain, at all times during the Term, insurance of the following types and in the following amounts: commercial general liability insurance (including contractual liability) on an occurrence form with limits (in combination with excess liability insurance) of [***] in the aggregate and workers compensation coverage as dictated by applicable law. Customer will be added as an additional insured. Upon the execution of this Agreement and annually thereafter, SVI shall furnish Customer with an insurance certificate relating to the commercial general liability insurance and indicating that such insurance will not be canceled, terminated or modified unless thirty (30) days prior written notice has been given by the carrier to Customer and that Customer is included as an additional insured. SVI hereby agrees to use commercially reasonable efforts to cause its insurance company(ies) to, waive any rights they may have to recover from Customer or any Sublicensee any damages arising from claims falling within the scope of the indemnities set forth herein.

19.      BANKRUPTCY:

         19.1 In the event of any bankruptcy of SVI, its affiliates or subsidiaries, the parties acknowledge and agree that the licensed rights hereunder are fundamentally in the nature of "intellectual property" as defined in the Bankruptcy Code; that Customer's continued enjoyment of all licensed rights is fundamental to the basic license hereunder; and therefore all licensed rights should be deemed intellectual property subject to Customer's rights under Section 365(n) of the Bankruptcy Code.

         19.2 The parties agree that upon any election by Customer pursuant to Section 365(n)(1)(B) of the Bankruptcy Code, that Customer shall be entitled to, on its own or through Sublicensees, employees, contractors, agents or otherwise, use, copy, distribute, make derivative works based upon, publish, display, perform and create Updates based upon the rights licensed hereunder.

         19.3 In the event of a bankruptcy of any third party with rights in any Deliverable, SVI shall refrain from exercising any rights under Section 365(n) without Customer's prior written consent


[***] = Confidential Treatment Requested

                                                          CONFIDENTIAL TREATMENT


                  and shall file and prosecute such motions, applications and pleadings and take all such actions under Section 365(n) of the Bankruptcy Code to protect and preserve Customer's rights hereunder as Customer may direct from time to time.

         19.4 Without limiting Customer's rights under the foregoing, solely in the event SVI fails to perform any of its obligations described in Section 16.3, SVI hereby irrevocably constitutes and appoints Customer and any officer or agent of Customer, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of SVI and in the name of SVI or in its own name, to take (in Customer's sole and absolute discretion) any and all actions described in Section 16.3 to protect SVI and/or Customer's rights to the intellectual property hereunder, including without limitation (i) commencing any and all necessary actions or suits at law or in equity in any court of competent jurisdiction connection with SVI's rights to the intellectual property or any election under Section 365(n) of the Bankruptcy Code, or (ii) defending or compromising or adjusting suits at law or in equity in any court of competent jurisdiction in connection with SVI's rights to the intellectual property or any election under
                  Section 365(n) of the Bankruptcy Code.

20.      LEGAL AUTHORITY:

         SVI and Customer are independent entities and shall not have authority to act for or bind the other in any way or to represent that either of them is in any way responsible for acts of the other.

21.      LAW:

         All questions concerning the validity, operation, interpretation and construction of this Agreement shall be governed by and determined in accordance with the internal laws of the State of California (irrespective of its choice of law principles).

22.      ARBITRATION:

         22.1 Except as specifically modified by this paragraph, and excepting matters involving provisional remedies as set forth below, any controversy or claim arising out of or relating to this Agreement, or any breach thereof, including without limitation, any claim that this Agreement, or any part thereof, is invalid, illegal or otherwise voidable or void, shall be submitted to arbitration to be held before a single arbitrator in San Diego, California before and in accordance with the commercial arbitration rules of the American Arbitration Association. If the claims at issue exceed $500,000.00, exclusive of interest and attorneys' fees, such commercial arbitration rules shall include the supplementary procedures for large, complex cases and the number of arbitrators shall be three. In all cases, the arbitrators shall be members of the State Bar of California, actively engaged in the practice of law for at least 10 years, or a retired member of the state or federal judiciary.

                                                          CONFIDENTIAL TREATMENT


         22.2 This provisions of this paragraph shall be construed as independent of any other covenant or provision of this Agreement; provided that if a court of competent jurisdiction determines that any such provisions are unlawful in any way, such court shall modify or interpret such provisions to the minimum extent necessary to have them comply with the law.

         22.3 Nothing in Section 22.1 shall prevent a party from applying to a court of competent jurisdiction for temporary or preliminary injunctive relief pending the outcome of the arbitration in
                  Section 22.1. Judgment upon an arbitration award may be entered in any court having competent jurisdiction and shall be binding, final and non-appealable.

         22.4 This arbitration provision shall be deemed to be self-executing and shall remain in full force and effect after expiration or termination of this Agreement.

23.      PRESS RELEASES:

         Subject to SVI's obligations to comply with applicable laws and regulations, including without limitation applicable securities' laws; provided SVI shall provide Customer with prompt written notice of any such obligations and shall take no actions beyond the scope of such obligations, SVI will receive Customer's approval in its reasonable discretion before (i) releasing any press release that provides any information regarding Customer and/or this Agreement or (ii) including Customer's name on any published list of customers. Neither party shall use the name, logos, service marks, trademarks and identity of the other (and SVI shall not use those of Customer's Sublicensees) in publicity, advertising, or any similar activity, without the prior written consent of the other.

24.      ATTORNEYS' FEES:

         In the event any arbitration is initiated by any party pursuant to
         Section 22, the prevailing party shall be entitled to recover from the unsuccessful party all costs, expenses, and actual attorneys' fees relating thereto or arising therefrom. Any judgment upon an arbitration award pursuant to Section 22.3 shall contain a specific provision for the recovery of the foregoing.

25.      FORCE MAJEURE:

         Neither of the parties shall be liable or be in breach of any provision of this Agreement for any failure or omission on its part to perform any obligation because of force majeure, including, but not limited to war, riot, fire, explosion, flood, sabotage, terrorism, accident or breakdown of machinery, or other impediments, hindrances, or cause beyond the reasonable control of the party; and provided that such failure or omission resulting from one of the above causes is cured as soon as practicable after the occurrence of one or more of the above-mentioned causes. A party claiming a right to excused performance

                                                          CONFIDENTIAL TREATMENT


         under this Section 25 shall promptly notify the other party in writing of the extent of its inability to perform, which notice shall specify the occurrence beyond its reasonable control that prevents such performance. After one hundred and twenty (120) days, unless the parties have agreed to an alternative resolution, the right to such excused performance shall expire.

26.      SCOPE OF AGREEMENT/AMENDMENT:

         The parties hereto acknowledge that each has read this Agreement, understands it, and agrees to be bound by its terms. The parties further agree that this Agreement is the complete and exclusive statement of agreement and supersedes all proposals (oral or written), understandings, representations, conditions, warranties, covenants, and other communications between the parties (and their predecessors and affiliates) relating hereto including (i) the Professional Services Agreement and related Schedules dated July 10, 2001 between SVI Retail, Inc. and Customer provided that the Software, Documentation and other deliverables provided and services performed under such agreement (including without limitation any of the foregoing on EXHIBIT 1, SCHEDULE A) shall be deemed and treated as if they are accepted by Customer and fully-paid Deliverables and Professional Services in this Agreement for all applicable purposes hereunder, including without limitation Sections 6, 12, 18 and 19, and (ii) any other Superseded Documents (as defined in Section 12 of the Purchase Agreement between the parties of even date herewith). For the avoidance of doubt, the foregoing shall not be deemed to supersede the License Agreement between Island Pacific Systems Corp. and Customer, including all attachments thereto, dated May 20, 1999. This Agreement may be amended only by a subsequent writing that specifically refers to this Agreement and is signed by both parties, and no other act, document, usage, or custom shall be deemed to amend this Agreement.

27.      VENUE AND JURISDICTION:

         For purposes of venue and jurisdiction, this Agreement shall be deemed made and to be performed in the City of San Diego, California.

28.      COUNTERPARTS:

         This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

29.      TIME OF ESSENCE:

         Time and strict and punctual performance are of the essence with respect to each provision of this Agreement.

                                                          CONFIDENTIAL TREATMENT


30.      [INTENTIONALLY OMITTED]:

31.      HEADINGS:

         The headings of the Paragraphs of this Agreement have been included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Agreement, or be used in any manner in the interpretation of this Agreement.

32.      PARTIAL INVALIDITY:

         Each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Agreement or the application of such provision to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability, unless such provision or such application of such provision is essential to this Agreement.

33.      DRAFTING AMBIGUITIES:

         Each party to this Agreement and its legal counsel have reviewed and revised this Agreement. The rule of construction that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or of any amendments or exhibits to this Agreement.

34.      NOTICES:

         Any notice, consent, authorization or other communication to be given hereunder shall be in writing and shall be deemed duly given and received when delivered personally or transmitted by facsimile transmission with receipt acknowledged by the addresses or three days after being mailed by first class mail, or the next business day after being deposited for next-day delivery with a nationally recognized overnight delivery service, charges and postage prepaid, properly addressed to the party to receive such notice at the address(es) specified below, or at such other address as shell be specified by like notice:

                      If to SVI:

                      SVI, Inc.
                      5607 Palmer Way
                      Carlsbad, CA  92008
                      Attention:  Barry Schechter, Chief Executive Officer
                      Facsimile:  (760) 496-0285

                                                          CONFIDENTIAL TREATMENT


                      with a copy to:

                      Solomon Ward Seidenwurm & Smith, LLP
                      401 B Street, Suite 1200
                      San Diego, California 92101
                      Attention:  Norman L. Smith
                      Facsimile:  (619) 231-4755

                      If to Customer:

                      Toys "R" Us
                      481 From Road
                      Paramus, NJ 07652
                      Attention:  General Counsel
                      Facsimile:  (201) 599-8077


                  IN WITNESS WHEREOF, SVI and Customer have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


SVI SOLUTIONS, INC.                            TOYS "R" US, INC.

By                                             By
   -------------------------------                -----------------------------

Name                                           Name
     -----------------------------                  ---------------------------

Title                                          Title
     -----------------------------                  ---------------------------

Date                                           Date
     -----------------------------                  ---------------------------


                                                                                       CONFIDENTIAL TREATMENT

                       EXHIBIT 1 - PROFESSIONAL SERVICES AND MODULE DELIVERY SCHEDULE

SHEDULE A - The following enhancements were previously paid for by Customer.

------------------------------------------------------------------------------------------------------------
  Rel.   Mod Name                             Contract Name                      Delivery Date   % Contr.
------------------------------------------------------------------------------------------------------------

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  [***]  [***]                                [***]                                    [***]     [***]
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  [***]  [***]                                [***]                                    [***]     [***]
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  [***]  [***]                                [***]                                    [***]     [***]
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  [***]  [***]                                [***]                                    [***]     [***]
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  [***]  [***]                                [***]                                    [***]     [***]
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  [***]  [***]                                [***]                                    [***]     [***]
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  [***]  [***]                                [***]                                    [***]     [***]
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  [***]  [***]                                [***]                                    [***]     [***]
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  [***]  [***]                                [***]                                    [***]     [***]
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  [***]  [***]                                [***]                                    [***]     [***]
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  [***]  [***]                                [***]                                    [***]     [***]
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  [***]  [***]                                [***]                                    [***]     [***]
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  [***]  [***]                                [***]                                    [***]     [***]
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  [***]  [***]                                [***]                                    [***]     [***]
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  [***]  [***]                                [***]                                    [***]     [***]
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  [***]  [***]                                [***]                                    [***]     [***]
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  [***]  [***]                                [***]                                    [***]     [***]
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  [***]  [***]                                [***]                                    [***]     [***]
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  [***]  [***]                                [***]                                    [***]     [***]
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  [***]  [***]                                [***]                                    [***]     [***]
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  [***]  [***]                                [***]                                    [***]     [***]
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  [***]  [***]                                [***]                                    [***]     [***]
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[***] = Confidential Treatment Requested

                                                     23

SCHEDULE B - The following enhancements are covered by the fees specified in Section 9.1.1.

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Release             Mod Name                          Contract Name                            Delivery Date         % Contr.
-----------------------------------------------------------------------------------------------------------------------------------

   [***]   [***]                                           [***]                                    [***]               [***]
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   [***]   [***]                                           [***]                                    [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
   [***]   [***]                                           [***]                                    [***]               [***]
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        [***]


SCHEDULE C - The following enhancements are not included in Software, absent a later agreement by the parties, PROVIDED THAT
Customer has the option to add the following at the contracted prices set forth below, subject to a discount of $67,102.
------------ ------------------------- -------------------------- ------------------ ----------------- ------------- -------------
                                                                                                         Contracted   Outstanding
                    Mod Name                 Contract Name          Delivery Date      Estimated Cost       Cost        Balance
------------ ------------------------- -------------------------- ------------------ ----------------- ------------- -------------

   [***]     [***]                     [***]                            [***]                             [***]      [***]
------------ ------------------------- -------------------------- ------------------ ----------------- ------------- -------------
   [***]     [***]                     [***]                            [***]                             [***]      [***]
------------ ------------------------- -------------------------- ------------------ ----------------- ------------- -------------
                                                                                                          [***]
                                     [***]

                                                               EXHIBIT 2
Percent of Time Billed
As of April 21, 2002
------------------------------------------------------------------------------------------------------------------------------------
   PS          Feb  Mar    Apr     QTR 1  May    Jun   Jul     QTR 2  Aug   Sep     Oct    QTR 3  Nov    Dec    Jan    QTR 4  Total
Individual     -02  -02    -02            -02    -02   -02            -02   -02     -02           -02    -02    -03             YR
------------------------------------------------------------------------------------------------------------------------------------

  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]                            [***]                       [***]                       [***]                       [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]                            [***]                       [***]                       [***]                       [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]                            [***]                       [***]                       [***]                       [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]                            [***]                       [***]                       [***]                       [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]                            [***]                       [***]                       [***]                       [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]                            [***]                       [***]                       [***]                       [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]                            [***]                       [***]                       [***]                       [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]                            [***]                       [***]                       [***]                       [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]                            [***]                       [***]                       [***]                       [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
  [***]       [***] [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
------------------------------------------------------------------------------------------------------------------------------------

[***] = Confidential Treatment Requested

                                                                 25

Percent of Time Billed
As of April 21, 2002
------------------------------------------------------------------------------------------------------------------------------------
PS Indiv-     Mar    Apr    QTR 1  May    Jun    Jul     QTR 2  Aug   Sep    Oct     QTR 3  Nov   Dec     Jan    QTR 4  Total  Feb
idual  Feb-03 -03    -03           -03    -03    -03            -03   -03    -03            -03   -03     -04           YR     -04
------------------------------------------------------------------------------------------------------------------------------------

 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***]                      [***]                        [***]                       [***]                       [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***]                      [***]                        [***]                       [***]                       [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***]                      [***]                        [***]                       [***]                       [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***]                      [***]                        [***]                       [***]                       [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***]                      [***]                        [***]                       [***]                       [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***]                      [***]                        [***]                       [***]                       [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***]                      [***]                        [***]                       [***]                       [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***]                      [***]                        [***]                       [***]                       [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***]                      [***]                        [***]                       [***]                       [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
 [***] [***]  [***]  [***]  [***]  [***]  [***]  [***]   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
------------------------------------------------------------------------------------------------------------------------------------

[***] = Confidential Treatment Requested

                                                                 26

Service Projections
Revenue
As of April 21, 2002
------------------------------------------------------------------------------------------------------------------------------------
               Feb    Mar    Apr    QTR 1  May    Jun    Jul    QTR 2  Aug    Sep    Oct    QTR 3  Nov    Dec    Jan    QTR 4  Total
PS Individual  -02    -02    -02           -02    -02    -02           -02    -02    -02           -02    -02    -03            YR
------------------------------------------------------------------------------------------------------------------------------------

[***]          [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
        [***]                [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
[***]          [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
        [***]                [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
[***]          [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
        [***]                [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
[***]          [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
        [***]                [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
[***]                        [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
        [***]                [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
[***]          [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
        [***]                [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
[***]          [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
        [***]                [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
[***]          [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
        [***]                [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
[***]          [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
        [***]                [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
[***]          [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
        [***]                [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
[***]          [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
        [***]                [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
[***]                        [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
        [***]                [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
[***]                        [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
        [***]                [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
[***]          [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
        [***]                [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
[***]          [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
        [***]                [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
[***]          [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
        [***]                [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
[***]          [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
        [***]                [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
[***]          [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
        [***]                [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
[***]          [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
        [***]                [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
[***]          [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
        [***]                [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
[***]          [***]  [***]         [***]                       [***]                       [***]                       [***]  [***]
[***]                 [***]         [***]                       [***]                       [***]                       [***]  [***]
[***]          [***]                [***]                       [***]                       [***]                       [***]  [***]
[***]                               [***]                       [***]                       [***]                       [***]  [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]          [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
[***]                 [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]
------------------------------------------------------------------------------------------------------------------------------------

[***] = Confidential Treatment Requested

                                                                 27

Service Projections
Revenue
As of April 21, 2002
------------------------------------------------------------------------------------------------------------------------------------
               Feb    Mar    Apr    QTR 1  May    Jun    Jul    QTR 2  Aug    Sep    Oct    QTR 3  Nov    Dec    Jan    QTR 4  Total
PS Individual  -02    -02    -02           -02    -02    -02           -02    -02    -02           -02    -02    -03            YR
------------------------------------------------------------------------------------------------------------------------------------

[***]       [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
      [***] [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
[***]       [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
      [***] [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
[***]       [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
      [***] [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
[***]       [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
      [***] [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
[***]       [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
      [***] [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
[***]       [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
      [***] [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
[***]       [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
      [***] [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
[***]       [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
      [***] [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
[***]       [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
      [***] [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
[***]       [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
      [***] [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
[***]       [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
      [***] [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
[***]       [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
      [***] [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
[***]       [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
      [***] [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
[***]       [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
      [***] [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
[***]       [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
      [***] [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
[***]       [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
      [***] [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
[***]       [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
      [***] [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
[***]       [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
      [***] [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
[***]       [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
      [***] [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
[***]       [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
      [***] [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
[***]                            [***]                      [***]                       [***]                     [***]  [***]
[***]                            [***]                      [***]                       [***]                     [***]  [***]
                                 [***]                      [***]                       [***]                     [***]  [***]
[***]                            [***]                      [***]                       [***]                     [***]  [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]       [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
[***]       [***]  [***]  [***]  [***]  [***]  [***] [***]  [***]  [***]  [***]  [***]  [***]  [***] [***]  [***] [***]  [***] [***]
------------------------------------------------------------------------------------------------------------------------------------

[***] = Confidential Treatment Requested

                                                                 28

Service Projections
Revenue
As of April 21, 2002
------------------------------------------------------------------------------------------------------------------------------------
               Feb    Mar    Apr    QTR 1  May    Jun    Jul    QTR 2  Aug    Sep    Oct    QTR 3  Nov    Dec    Jan    QTR 4  Total
PS Individual  -02    -02    -02           -02    -02    -02           -02    -02    -02           -02    -02    -03            YR
------------------------------------------------------------------------------------------------------------------------------------

[***] [***]  [***]  [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
      [***]         [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
[***]               [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
      [***]         [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
[***]               [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
      [***]         [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
[***]                      [***]                         [***]                          [***]                         [***]   [***]
------------------------------------------------------------------------------------------------------------------------------------
[***] [***]  [***]  [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
[***]               [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                      [***]                         [***]                          [***]                         [***]   [***]
[***]        [***]  [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
      [***]         [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
[***]        [***]  [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
      [***]         [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
[***]               [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
      [***]         [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
[***]               [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
      [***]         [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
[***]               [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
      [***]         [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
[***]               [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
      [***]         [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
[***]        [***]  [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
      [***]         [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
[***]               [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
      [***]         [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
[***]        [***]       [***]                         [***]                         [***]                          [***]  [***]
------------------------------------------------------------------------------------------------------------------------------------
[***] [***]  [***]  [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
[***]               [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                    [***]                         [***]                         [***]                          [***]  [***]
[***]                    [***]                         [***]                         [***]                          [***]  [***]
------------------------------------------------------------------------------------------------------------------------------------
[***] [***]  [***]  [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
[***] [***]  [***]  [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
[***] [***]  [***]  [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                    [***]                         [***]                         [***]                          [***]  [***]
[***]                    [***]                         [***]                         [***]                          [***]  [***]
[***]             [***]  [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]        [***]  [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]
[***] [***]  [***]  [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
[***] [***]  [***]  [***][***]    [***]   [***]   [***][***]     [***]   [***]  [***][***]     [***]   [***]   [***][***]     [***]
[***]               [***]                         [***]                         [***]                          [***]  [***]
[***] [***]  [***]  [***]  [***]  [***]   [***]   [***]  [***]   [***]   [***]  [***]   [***]  [***]   [***]   [***]  [***]   [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]               [***][***]    [***]   [***]   [***][***]     [***]   [***]  [***][***]     [***]   [***]   [***][***]  [***]
------------------------------------------------------------------------------------------------------------------------------------

[***]
[***]
[***]
[***]

[***] = Confidential Treatment Requested

                                                                 29

Service Projections
Revenue
As of April 21, 2002
------------------------------------------------------------------------------------------------------------------------------------
               Feb    Mar    Apr    QTR 1  May    Jun    Jul    QTR 2  Aug    Sep    Oct    QTR 3  Nov    Dec    Jan    QTR 4  Total
PS Individual  -02    -02    -02           -02    -02    -02           -02    -02    -02           -02    -02    -03            YR
------------------------------------------------------------------------------------------------------------------------------------

[***]      [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
     [***] [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
[***]      [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
     [***] [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
[***]      [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
     [***] [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
[***]                          [***]                   [***]                    [***]                      [***]  [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]      [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
[***]      [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                          [***]                   [***]                    [***]                      [***]  [***]
[***]      [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
     [***] [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
[***]      [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
     [***] [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
[***]      [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
     [***] [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
[***]      [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
     [***] [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
[***]      [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
     [***] [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
[***]      [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
     [***] [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
[***]      [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
     [***] [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
[***]      [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
     [***] [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
[***]                          [***]                   [***]                    [***]                      [***]  [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]      [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
[***]      [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                          [***]                   [***]                    [***]                      [***]  [***]
[***]                          [***]                   [***]                    [***]                      [***]  [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]      [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]  [***]
[***]      [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]  [***]
[***]      [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]  [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                          [***]                   [***]                    [***]                      [***]  [***]
[***]                          [***]                   [***]                    [***]                      [***]  [***]
[***]      [***]  [***]  [***] [***] [***][***]  [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]      [***]  [***]  [***] [***] [***][***]  [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]
[***]      [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]  [***]
[***]      [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***] [***]  [***]
[***]                          [***]                   [***]                    [***]                      [***]  [***]
[***]      [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***]        [***]
[***]      [***]  [***]  [***] [***] [***] [***] [***] [***] [***] [***]  [***] [***]  [***]  [***]  [***] [***]  [***]  [***]
------------------------------------------------------------------------------------------------------------------------------------

[***]
[***]
[***]
[***]

[***] = Confidential Treatment Requested

                                                                 30

SVI Resources and Rates
Name                       Full Rate     ***%                    *** Rate
-------------------------------------------------------------------------------

[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------
[***]                        [***]       [***]                  [***]
-------------------------------------------------------------------------------

[***] = Confidential Treatment Requested

                            EXHIBIT 3 - DOCUMENTATION

Documentation includes without limitation the following:

         1. a reference manual for each Software product containing:

                  (a) system introduction and overview of applications including, without limitation, a reasonably detailed description of all of the functions performed by the applicable product, broken down by module;

                  (b) samples of all menus used for application access;

                  (c) step by step instruction in the operation of each application and all enhancements thereto;

                  (d) explanations and examples of the retail merchandising terms and theory used in the system, including the formulas used by the system to calculate the values presented on reports and screen inquiries;

                  (e) instructions allowing Customer and its Sublicensees to personalize options allowed by the system; and

                  (f) instructions allowing Customer and its Sublicensees to develop and implement a plan of secured access to menus and applications.

                  EXHIBIT 4 - SVI'S STANDARD PROFESSIONAL RATES

                        EXHIBIT 5 - PROFESSIONAL SERVICES



Design Services - providing Functional Design Specifications.



Development Services - providing Technical Design Reviews and ad hoc technical consultancy.



Professional Services - providing account management, project management, system knowledge and system application to business process support.



Technical Consulting Services - providing system knowledge, supporting TRUI system integration, supporting the TRUI lab environment as requested by TRUI and managing the development of specific custom software requested by TRUI.



Programming Services - developing the specific custom software requested by TRUI.

                                       34